Notes to the Balance Sheet Equity and Liabilities	12 Months Ended
Dec. 31, 2020
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Notes to the Balance Sheet Equity and Liabilities
7 Notes to the Balance Sheet Equity and Liabilities

7.1	ACCOUNTS PAYABLE AND ACCRUALS

Accounts payable and licenses payable were
non-interest-bearing
and, under normal circumstances, have payment terms of no more than 30 days.
Accounts payable and accruals are listed in the following table:

in 000’ €	12/31/2020	12/31/2019
Trade Accounts Payable	47,559	10,655
Licenses Payable	259	357
Accruals	79,200	44,971
Other Liabilities	1,536	1,059

Total	128,554	57,042

Accruals are shown in the following overview:

in 000’ €	12/31/2020	12/31/2019
Accruals for External Laboratory Services	43,500	24,383
Accrued Personnel Expenses from Payments to Employees and Management	17,320	13,975
Accruals for Outstanding Invoices	15,236	5,639
Accruals for Revenue Deductions from Product Sales	943	0
Accruals for Legal Fees	472	272
Accruals for Audit Fees and other related Costs	683	663
Accruals for License Payments	1,046	39

Total	79,200	44,971

At the Company’s Annual General Meeting in May 2020, PricewaterhouseCoopers GmbH Wirtschaftsprüfungsgesellschaft (PwC GmbH), Munich, was appointed as the auditor. The Supervisory Board engaged PwC GmbH to audit the financial statements.
In the 2020 financial year, PwC GmbH received total fees from MorphoSys of € 1,632,883, including fees for audit services of € 1,561,233, fees of € 70,000 for other assurance services in connection with the non-financial
group report and fees of € 1,650 for other services. PwC GmbH did not provide tax advisory services in 2020.

7.2	TAX LIABILITIES AND OTHER PROVISIONS
As of December 31, 2020, the Group recorded tax liabilities and other provisions of € 67.5 million (2019: € 0.4 million).
Tax liabilities included primarily expenses for income taxes. Other provisions included mainly expenses for share-based payments when these are settled by other assets equivalent to the value of a certain number of shares or stock options (“cash settlement”), as well as personnel recruitment measures.
The table below shows the development of tax liabilities and current and non-current
other provisions in the 2020 financial year.

in 000’ €	01/01/2020	Additions	Utilized	Released	12/31/2020
Tax Liabilities	95	65,633	0	0	65,728
Other Provisions	346	1,505	323	0	1,528

Total	441	67,138	323	0	67,256

7.3	CONTRACT LIABILITIES
Contract liabilities related to transaction prices paid by customers that were allocated to unfulfilled performance obligations as of December 31, 2020. It is expected that the realization of current contract liabilities will be in the 2021 financial year and non-current
contract liabilities mainly in the 2022 financial year. The changes in this item are shown in the table below.

in 000’ €	2020	2019
Opening Balance	1,686	952

Prepayments Received in the Financial Year	13,430	6,070

Revenues Recognized in the Reporting Period that was included in the Contract Liability at the Beginning of the Period	(1,571)	(794)
Revenues Recognized for Received Prepayments and Services Performed in the Financial Year	(10,929)	(4,542)

Closing Balance	2,616	1,686

thereof short-term	2,544	1,571
thereof long-term	72	115

7.4	DEFERRED TAX LIABILITIES
The Group recognized deferred tax liabilities of €14.1 million in the 2020 financial year in connection with the issuance of convertible bonds. As of December 31, 2020, deferred tax liabilities of €5.1 million were recognized after offsetting.
There are no uncertain tax positions requiring disclosure under IFR
I
C 23.

7.5	CONVERTIBLE BONDS
By resolution of the Annual General Meeting on June 2, 2016, Conditional Capital
2016-I
of up to € 500.0 million has been created until April 2021, authorizing the issuance of a total of 5,307,536 new no-par-value
bearer shares.
Making partial use of the conditional capital, MorphoSys AG placed non-subordinated,
unsecured convertible bonds on October 16, 2020 for a nominal amount of € 325.0 million, equal to 3,250 bonds with a nominal amount of € 100,000 each, and maturing on October 16, 2025. The convertible bonds are initially convertible into approximately 2,475,436 new or existing bearer ordinary shares MorphoSys.
The convertible bonds were issued at 100% of their nominal amount and carry a coupon of 0.625% p.a. payable semi-annually. The conversion price is € 131.29, corresponding to a conversion premium of 40% to the reference price of € 93.7766 (volume-weighted average price of the share on XETRA between issue and pricing). The convertible bonds are traded on the Open Market Segment (Freiverkehr) of the Frankfurt Stock Exchange.
The convertible bonds are convertible between November 26, 2020 and the fortieth trading day prior to maturity. As of the maturity date, MorphoSys has the right to either pay the full amount in cash or to settle a certain amount through the delivery of shares.
MorphoSys is entitled to redeem the convertible bonds at any time the market price of MorphoSys shares reaches at least 130% of the then applicable conversion price over a period of twenty trading days or when only 20% or less of the original total nominal amount of the convertible bond is still outstanding. Repayment is then made in the amount of the nominal value plus accrued interest.

The holders of the convertible bonds have a conditional call right should an investor directly or indirectly acquire at least 30% of the voting rights in MorphoSys (representing a change of control). In the event of such a change of control, each convertible bondholder has the right to call the bonds that have not yet been converted or redeemed. Repayment is then made in the amount of the nominal value plus accrued interest.
MorphoSys raised gross proceeds of € 325.0 million through the issuance of the convertible bonds. Issuance costs of € 5.1 million were incurred in the transaction. The net issue proceeds are to be used for general corporate activities, including proprietary development, in-licensing
and/or M&A transactions.
The conversion right securitized in the convertible bond represents an equity instrument and was recognized in equity for an amount of € 49.2 million net of issuance costs attributable to the equity component. The equity component is not adjusted over time, and the liability component is classified as a financial liability at amortized cost. As of the date of initial recognition, the liability component amounted to € 270.7 million after the deduction of issuance costs. The difference between this amount and the nominal value of € 325.0 million is recognized as an interest expense over the term of the financial liability using the effective interest method.
The early termination rights from MorphoSys (issuer call and clean-up
call) and the put option of the convertible bondholders in the case of change of control all represent embedded derivatives that, however, have not been separated in accordance with IFRS 9, as they are considered to be closely related to the base contract. Accordingly, these components are included in the financial liability.
7.6	STOCKHOLDERS’ EQUITY

7.6.1	COMMON STOCK
As of December 31, 2020, the Company’s common stock, including treasury shares, amounted to € 32,890,046 and 32,890,046 shares, representing an increase of € 932,088 and 932,088 shares compared to € 31,957,958 and 31,957,958 shares as of December 31, 2019. Each share of common stock grants one vote. The common stock increased due to Incyte’s purchase of 3,692,764 ADSs, or 907,441 shares, created from a capital increase from Authorized Capital
2017-I,
as well as from the exercise of 24,647 convertible bonds granted to employees amounting to € 24,647, or 24,647 shares. The weighted-average exercise price of the exercised convertible bonds amounted to € 31.88.

7.6.2	AUTHORIZED CAPITAL
In comparison to December 31, 2019, the number of authorized ordinary shares increased from 14,843,488 to 15,214,050. The number was reduced by the capital increase of € 907,441 from the Authorized Capital
2017-I
carried out in April 2020 under the collaboration and license agreement with Incyte. At the Annual General Meeting on May 27, 2020, Authorized Capital
2020-I
in the amount of € 3,286,539 was newly created, and the remaining Authorized Capital
2017-I
in the amount of € 2,008,536 was canceled. Under Authorized Capital
2020-I,
the Management Board is authorized, with the consent of the Supervisory Board, to increase the Company’s share capital on one or more occasions on or before the end of May 26, 2025 against cash contributions by a total of up to € 3,286,539 by issuing up to 3,286,539 new no-par-value
bearer shares.
Pursuant to the Company’s articles of association, the shareholders may authorize the Management Board to increase the share capital with the consent of the Supervisory Board within a period of five years by issuing shares for a specific total amount referred to as authorized capital (Genehmigtes Kapital), which is a concept under German law that enables the company to issue shares without going through the process of obtaining an additional shareholders’ resolution. The aggregate nominal amount of the authorized capital created by the shareholders may not exceed half of the share capital existing at the time of registration of the authorized capital in the commercial register.

7.6.3	CONDITIONAL CAPITAL
In comparison to December 31, 2019, the number of ordinary shares of conditional capital increased from 6,340,760 to 7,630,728. At the Annual General Meeting on May 27, 2020, Conditional Capital
2020-I
in the amount of € 1,314,615 was newly created. The exercise of 24,647 conversion rights in 2020 had an offsetting effect. The reduction from the exercise of the 24,647 conversion rights was entered into the commercial register in February 2021.
Although shareholders may resolve to amend or create conditional capital (Bedingtes Kapital), they may do so only to issue conversion or subscription rights to holders of convertible bonds in preparation for a merger with another company or to issue subscription rights to employees and members of the Management Board of the Company or of an affiliated company by way of consent or authorizing resolution. According to German law, the aggregate nominal amount of the conditional capital created at the shareholders’ meeting may not exceed half of the share capital existing at the time of the shareholders’ meeting adopting such resolution. The aggregate nominal amount of the conditional capital created for the purpose of granting subscription rights to employees and members of the management of our Company or of an affiliated company may not exceed 10% of the share capital existing at the time of the shareholders’ meeting adopting such resolution.

7.6.4	TREASURY STOCK
In the years 2020 and 2019, the Group did not repurchase any of its own shares. The composition and development of this line item are listed in the table below.

	Number of Shares	Value
As of 12/31/2010	79,896	9,774
Purchase in 2011	84,019	1,747,067
As of 12/31/2011	163,915	1,756,841
Purchase in 2012	91,500	1,837,552
As of 12/31/2012	255,415	3,594,393
Purchase in 2013	84,475	2,823,625
As of 12/31/2013	339,890	6,418,018
Purchase in 2014	111,000	7,833,944
As of 12/31/2014	450,890	14,251,962
Purchase in 2015	88,670	5,392,931
Transfer in 2015	(104,890)	(3,816,947)
As of 12/31/2015	434,670	15,827,946
Purchase in 2016	52,295	2,181,963
Transfer in 2016	(90,955)	(3,361,697)
As of 12/31/2016	396,010	14,648,212
Transfer in 2017	(76,332)	(2,821,231)
As of 12/31/2017	319,678	11,826,981
Transfer in 2018	(38,642)	(1,428,208)
As of 12/31/2018	281,036	10,398,773
Transfer in 2019	(55,236)	(2,041,523)
As of 12/31/2019	225,800	8,357,250
Transfer in 2020	(94,386)	(3,488,506)
As of 12/31/2020	131,414	4,868,744

On December 31, 2020, the Company held 131,414 treasury shares with a value of € 4,868,744 – a decrease of € 3,488,506 compared to December 31, 2019 (225,800 shares, € 8,357,250). The reason for this decrease was the transfer of 91,037 treasury shares amounting to € 3,364,727 to the Management Board and selected employees of the Company (beneficiaries) from the 2016 Long-Term Incentive Plan (LTI Plan). The vesting period for this LTI Plan expired on April 1, 2020 and offered beneficiaries a six-month
period until October 20, 2020 to receive a total of 91,037 shares. In addition, 3,349 treasury shares for an amount of € 123,779 from the 2019 Long-Term Incentive Plan were transferred to certain employees of MorphoSys US Inc.
Consequently, the number of MorphoSys shares owned by the Company as of December 31, 2020, was 131,414 (December 31, 2019: 225,800). The repurchased shares may be used for all of the purposes named in the authorization granted by the Annual General Meeting on May 23, 2014, particularly for existing and future employee stock option programs and/or to finance acquisitions. The shares may also be redeemed.

7.6.5	ADDITIONAL PAID-IN CAPITAL
As of December 31, 2020, the capital reserve amounted to € 748,978,506 (December 31, 2019: € 628,176,568). The increase by a total of € 120,801,938 resulted mainly from the capital increase with Incyte in the amount of € 79,590,657 after deducting transaction costs of € 100,370 and from the convertible bond option of € 49,994,274 classified as equity and deducting deferred taxes directly recognized in equity of € 12,733,806 as well as transaction costs of € 777,418. Furthermore, the additional paid-in
capital increased due to the addition of personnel expenses from share-based payments in the amount of € 7,455,761 and the exercise of convertible bonds in the amount of € 760,976. This was offset by the decrease from reclassifications of treasury shares in connection with the allocation of shares from the MorphoSys AG 2016 Performance Share Plan in the amount of € 3,364,727 and from the MorphoSys US Inc. 2019 LTI Plan in the amount of € 123,779.

7.6.6	OTHER COMPREHENSIVE INCOME RESERVE
On December 31, 2020, this reserve included changes in the fair value of equity instruments of € 1,260,132 (December 31, 2019: €
-1,160,160)
recognized directly in equity, as well as currency translation differences from consolidation of € 2,247,005 (December 31, 2019: € 75,332). The currency translation differences from consolidation included exchange rate differences from the revaluation of the financial statements of Group companies prepared in foreign currencies and differences between the exchange rates used in the balance sheet and income statement.

7.6.7	ACCUMULATED DEFICIT
The consolidated net profit for the year of € 97,890,576 is reported under “accumulated deficit.” As a result, the accumulated deficit decreased from € 255,779,786 in 2019 to € 157,889,210 in 2020.